Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of NetPay International, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lina Michaeli, Chief Executive Officer and Director of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), thatto my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 11, 2022

By:	/s/ Lina Michaeli
Lina Michaeli,
Principal Accounting Officer